UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2022

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As disclosed in the proxy statement (the “Proxy Statement”) for the 2022 annual meeting of stockholders of Utz Brands, Inc. (the “Company”), filed with the Securities and Exchange Commission on March 23, 2022, Thomas “Tucker” Lawrence, the Company’s Executive Vice President, Chief Supply Chain Officer, has announced his intention to retire from the Company, effective in April 2022. In addition, the Company announced in the Proxy Statement that Shane Chambers, the Company’s Executive Vice President, Chief Growth Officer, has announced his intention to resign as an executive officer of the Company, effective in April 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utz Brands, Inc.

Dated: March 23, 2022
By: /s/ Ajay Kataria

Name: Ajay Kataria
Title: Executive Vice President, Chief Financial Officer